                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 15, 2000
                                                          -------------


                      COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


New Jersey                        0-27832                        22-2603175
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


             One Gateway Center, 25th floor Newark, New Jersey 07102
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           (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (973) 297-5400
                                                   --------------


                                       N/A
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         (Former name or former address, if changed since last report.)








PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019

Item 2. Acquisition or Disposition of Assets

        As reported in its Form 8-K/A filed June 20, 2000, on June 15, 2000 Compost America Holding Company, Inc. (the "Company") sold, pursuant to a Stock Purchase Agreement entered into on March 31, 2000, to Synagro Technologies, Inc., a Delaware corporation located at 1800 Bering Drive, Suite 1000, Houston, Texas 77057, all of the shares of the Company's wholly-owned subsidiary, Environmental Protection & Improvement Company, Inc., a New Jersey corporation, for a purchase price of approximately $37.5 million plus an earnout and other adjustments which could total an additional several million dollars (see Form 8-K dated March 31, 2000 regarding the execution of the Stock Purchase Agreement). Included in this filing is the pro forma financial information required by Item 7 of Form 8-K.


Item 7. Financial Statements and Exhibits

        (b) Unaudited Consolidated Pro Forma Financial Information
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this second amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 10, 2000


                                           COMPOST AMERICA HOLDING COMPANY, INC.
                                           (Registrant)



                                           By /s/ Richard L. Franks
                                              ----------------------------------
                                              Richard L. Franks, Vice-President,
                                                 General Counsel, Secretary

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


     The following unaudited pro forma condensed consolidated balance sheet (the "Pro Forma Balance Sheet") are based on the historical financial statements of Compost America Holding Company, Inc.and Subsidiaries (the "Compost"). The Unaudited Pro Forma Condensed Balance Sheet gives effect to disposition of its wholly owned subsidiary Environmental Protection & Improvement Company, Inc. ("EPIC") as if it had occurred as of April 30, 2000. The disposition and related adjustments are described in the accompanying notes. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Pro Forma Balance Sheet do not purport to represent what Compost's financial condition would actually have been had the disposition in fact occurred on such date or to project the financial condition for any future period. The Pro Forma Balance Sheet should be read in conjunction with the historical financial statements of Compost incorporated herein by reference.


                                                                (in 000's)
                                                                   (a)
                                                     April 30,   Sale of      Use of
                                                       2000       EPIC      Proceeds(b)  Pro forma
                                                     --------    --------   -----------  ---------
Cash and cash equivalents ........................   $     71    $ 36,302    $(26,655)   $  9,718
Accounts receivable ..............................         15                                  15
Assets held for disposition and deferred tax asset     26,547     (26,547)                     --
Property, plant and equipment, net ...............     11,654                              11,654
Investment in joint venture ......................                              1,700       1,700
Other assets .....................................      1,440                               1,440
                                                     --------    --------    ---------   --------
  Total assets ...................................   $ 39,727    $  9,755    $(24,955)   $ 24,527
                                                     --------    --------    ---------   --------

Notes payable and related party debt .............   $ 26,771    $ 10,128    $(23,876)   $ 13,023
Accounts payable and other current liabilities ...     12,201         352      (1,079)     11,474
Redeemable Preferred and Common Stock ............     16,893                              16,893
Stockholders' deficit ............................    (16,138)       (725)                (16,863)
                                                     --------    --------    ---------   --------
  Total liabilities, redeemable
  stock and stockholders' deficit ................   $ 39,727    $  9,755    $(24,955)   $ 24,527
                                                     ========    ========    =========   ========

Footnotes to Pro Forma Balance Sheet


(a) On June 15, 2000 Compost sold its wholly owned subsidiary EPIC for gross cash proceeds of $39,352 which included an estimated working capital adjustment subject to adjustment. In addition to receiving cash, Compost assumed certain liabilities of EPIC approximating $10,480. The net cash received giving effect to the sale on April 30, 2000 is calculated as follows:

     Gross proceeds                         $ 39,352
     Payment of severance costs
       to EPIC executives                     (1,600)
     Payment of consulting fee                  (790)
     Legal fees                                 (660)
                                            --------
     Net cash received                      $ 36,302
                                            ========


(b)  At the EPIC sale closing, Compost utilized proceeds of $26,655 as follows:

     Payment of notes payable and
       related party debt                                         $ 23,876
     Payment of accounts payable and
       other current liabilities                                     1,079
     Purchase of membership interests
       in joint venture                                              1,700
                                                                  --------
                                                                  $ 26,655
                                                                  ========

     The net cash received at the EPIC sale closing amounted to $9,647. These cash proceeds will be utilized to pay off additional obligations of Compost, to purchase additional membership interests in the the joint venture and for potential acquisitions.